EXHIBIT 99

DELTA PETROLEUM CORPORATION
Aleron H. Larson, Jr., Chairman
Roger A. Parker, President and CEO
Kevin K. Nanke, CFO
475 17th Street, Suite 1400
Denver, Colorado 80202

MAY 12, 2003

For Immediate Release

              Delta Petroleum Corporation Announces Improved Third
                         Quarter Operating Results

                    REVENUE RISES 577%, WHILE CASH FLOW
               FROM OPERATIONS IMPROVES TO $2.95 MILLION FROM
                   NEGATIVE $608,000 IN PRIOR-YEAR PERIOD

     DENVER, Colorado (May 12, 2003) -- Delta Petroleum Corporation (NASDAQ:
DPTR); (FRANKFURT STOCK EXCHANGE: DPE), an independent energy exploration and development company, today reported its operating results for the third quarter and first nine months of FY 2003.

     For the three months ended March 31, 2003, revenue increased 577% to $6.975 million, compared with $1.031 million in the third quarter of FY2002. The Company reported net income of $1,307,000, or $0.06 per basic share ($0.05 diluted) in the most recent quarter, versus a net loss of $1,587,000, or $0.13 per share, in the prior-year period. Cash flow from operations improved to $2,950,000 in the third quarter of FY2003, compared with a negative cash flow from operations of $608,000 in the quarter ended March 31, 2002. Increases in revenue, earnings and cash flow primarily reflect acquisitions completed during FY2002, along with higher oil and gas prices. A reconciliation of the term "cash flow from operations" to GAAP measures is provided in the financial schedules accompanying this release.

     The average price realized for oil in the third quarter of FY2003 was $30.11 per barrel (Bbl) onshore and $22.82 per barrel offshore, versus $17.26 per Bbl onshore and $13.24 per Bbl offshore for the same quarter in the prior year. The average price realized for natural gas approximated $4.87 per Mcf in the most recent quarter, compared with $1.43 per Mcf in the quarter ended March 31, 2002.

     For the nine months ended March 31, 2003, revenue increased 248% to $18.1 million, compared with $5.2 million during the first nine months of FY2002. The Company reported net income of $1,852,000, or $0.08 per basic share ($0.07 diluted), for the first nine months of FY2003, versus a net loss of $3,493,000, or $0.30 per share, in the corresponding period of the previous fiscal year. Cash flow from operations increased to $7,357,000 for the nine months ended March 31, 2003, compared with cash flow from operations of $12,000 for the prior year period.

     The average price realized for oil in the nine months ended March 31, 2003 approximated $27.52 per Bbl onshore and $20.61 per Bbl offshore, versus $21.70 per Bbl onshore and $13.81 per Bbl offshore for the same period in the prior year. The average price realized for natural gas approximated $3.97 per Mcf for the nine months ended March 31, 2003, compared with $2.41 per Mcf in the comparable period of FY2002.

     "While our third quarter and nine-month results were significantly impacted by higher oil and gas prices, we have been pleased with the results of drilling and other development activities on the properties that we acquired last year in transactions with Castle Energy Corporation and Piper Petroleum Company," commented Roger A. Parker, Chief Executive Officer of Delta Petroleum Corporation. "Earnings per diluted share improved $0.37 during the first nine months of fiscal 2003, when compared with the prior-year period, while cash flow from operations increased to more than $7.3 million. We are also pleased that our net income has increased for the third consecutive quarter."

     "The increase in operating cash flows will allow us to fund a greater portion of our development drilling commitments from internally generated cash. Meanwhile, we continue to evaluate acquisition opportunities and expect the Company's long-term growth to result from a combination of internal projects and the purchase of additional oil and gas properties."

     Delta Petroleum Corporation is an oil and gas exploration and development company based in Denver, Colorado. The Company has producing properties in 15 states and interests in one producing federal unit and four undeveloped units located in federal waters offshore California near Santa Barbara. Its common stock is traded on NASDAQ under the symbol "DPTR" and on the Frankfurt Stock Exchange under the symbol "DPE."

     Forward-looking statements in this announcement are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. Please refer to the Company's Securities and Exchange Commission filings for additional information.

     For further information contact the Company at (303) 293-9133 or via email at info@deltapetro.com

                                   OR

  RJ Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893
                or via email at info@rjfalkner.com

SOURCE:  Delta Petroleum Corporation

                     (Financial Highlights Follow)

                 DELTA PETROLEUM CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS






                                                              3/31/2003        6/30/2002
                                                             ------------     -----------
                                                             (Unaudited)
ASSETS

Current assets:
     Cash                                                    $  1,714,000     $ 1,024,000
     Marketable securities available for sale                     435,000         485,000

     Trade accounts receivable, net of
        allowance for doubtful accounts of $50,000 at
        March 31, 2003 and June 30, 2002                        5,264,000       4,713,000
     Prepaid assets                                               737,000         785,000
     Other current assets                                         338,000         442,000
                                                             ------------     -----------

          Total current assets                                  8,488,000       7,449,000
                                                             ------------     -----------
Property and equipment:
     Oil and gas properties, at cost (using
        the successful efforts method
        of accounting)                                         78,610,000      73,002,000
      Less accumulated depreciation and depletion             (11,232,000)     (7,018,000)
                                                             ------------     -----------

          Net property and equipment                           67,378,000      65,984,000
                                                             ------------     -----------
Long-term assets:
     Deferred financing costs                                     116,000         260,000
     Partnership net assets                                       267,000         384,000
                                                             ------------     -----------

Total long term assets                                            383,000         644,000
                                                             ------------     -----------

Total Assets                                                 $ 76,249,000     $74,077,000
                                                             ============     ===========

                  DELTA PETROLEUM CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS, continued



                                                              3/31/2003        6/30/2002
                                                             ------------     -----------
                                                             (Unaudited)
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Current portion of long-term debt                   $  2,223,000     $  3,498,000

     Accounts payable                                          3,530,000        3,488,000
        Derivative instruments                                   691,000                -
        Current foreign tax payable                              703,000          703,000
        Other accrued liabilities                                178,000           31,000
                                                             ------------     -----------

             Total current liabilities                         7,325,000        7,720,000
                                                             ------------     -----------

Long-term Liabilities:
        Asset retirement obligation                              665,000                -
        Long-term debt, net                                   21,371,000       21,441,000
                                                             ------------     -----------

             Total long-term liabilities                      22,036,000       21,441,000

Stockholders' Equity:
        Preferred stock, $.10 par value;
           authorized 3,000,000 shares, none issued                    -                -
        Common stock, $.01 par value;
           authorized 300,000,000 shares, issued 22,987,000
           shares at March 31, 2003 and 22,618,000
           at June 30, 2002                                      230,000          226,000
        Additional paid-in capital                            77,371,000       76,514,000
        Put option on Delta stock                             (2,886,000)      (2,886,000)
        Accumulated other comprehensive (loss)                  (826,000)         (85,000)
        Accumulated deficit                                  (27,001,000)     (28,853,000)
                                                             ------------     -----------

             Total stockholders' equity                       46,888,000        4,916,000
                                                             ------------     -----------

        Total liabilities and stockholders' equity           $ 76,249,000     $74,077,000
                                                             ============     ===========




              See accompanying notes to consolidated financial statements

                 DELTA PETROLEUM CORPORATION AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                Three Months Ended
                                                                ------------------
                                                              March 31,       March 31,
                                                                2003            2002
                                                             ----------      -----------
Revenue:
  Oil and gas sales                                          $7,717,000      $ 1,138,000
  Realized loss on derivative instruments, net                 (971,000)               -
  Gain on sale of oil and gas properties                        229,000         (107,000)
                                                             ----------      -----------

     Total revenue                                            6,975,000        1,031,000

Operating expense:
  Lease operating expense                                     2,556,000          865,000
  Depreciation and depletion                                  1,428,000          587,000
  Exploration expense                                            83,000           16,000
  Dry hole costs                                                 89,000           15,000
  Professional fees                                             187,000          284,000
  General and administrative                                    881,000          566,000
  Stock option expense                                           36,000           20,000
                                                             ----------      -----------

     Total operating expense                                  5,260,000        2,353,000
                                                             ----------      -----------

Income from operations                                        1,715,000       (1,322,000)

Other income (expense)
     Other income                                                     -            9,000
     Interest and financing costs                              (408,000)        (274,000)
                                                             ----------      -----------

             Total other expense                               (408,000)        (265,000)
                                                             ----------      -----------

              Net income (loss)                              $1,307,000      $(1,587,000)
                                                             ==========      ===========

Net income (loss) per common share:
     Basic                                                   $     0.06      $     (0.13)
                                                             ==========      ===========
     Diluted                                                 $     0.05      $     (0.13)*
                                                             ==========      ===========


* Potentially dilutive securities outstanding were anti-dilutive




               See accompanying notes to consolidated financial statements

                  DELTA PETROLEUM CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                  Nine Months Ended
                                                                  -----------------
                                                              March 31,        March 31,
                                                                 2003           2002
                                                             -----------     -----------
Revenue:
  Oil and gas sales                                          $19,275,000     $ 5,317,000

  Realized loss on derivative instruments, net                (1,391,000)              -
  Gain on sale of oil and gas properties                         229,000        (107,000)
                                                             -----------     -----------

     Total revenue                                            18,113,000       5,210,000

Operating expense:
  Lease operating expense                                      7,192,000       2,679,000
  Depreciation and depletion                                   4,305,000       2,249,000
  Exploration expense                                            130,000         125,000
  Abandoned and impaired properties                                    -         162,000
  Dry hole costs                                                 132,000         396,000
  Professional fees                                              506,000         954,000
  General and administrative                                   2,567,000       1,151,000
  Stock option expense                                            82,000          53,000
                                                             -----------     -----------

     Total operating expense                                  14,914,000       7,769,000
                                                             -----------     -----------

Income from operations                                         3,199,000      (2,559,000)

Other income (expense)
     Other income                                                 21,000          13,000
     Interest and financing costs                             (1,348,000)       (947,000)
                                                             -----------     -----------

             Total other expense                              (1,327,000)       (934,000)
                                                             -----------     -----------

Income (loss) before cumulative effect of                      1,872,000      (3,493,000)
       change in accounting principle

Cumulative effect of change in accounting principle              (20,000)              -
                                                             -----------     -----------

Net income (loss)                                            $ 1,852,000     $(3,493,000)
                                                             ===========     ===========

Net income (loss) per common share:
     Basic                                                   $      0.08     $     (0.30)
                                                             ===========     ===========
     Diluted                                                 $      0.07     $     (0.30)*
                                                             ===========     ===========

* Potentially dilutive securities outstanding were anti-dilutive


                See accompanying notes to consolidated financial statements

                             Delta Petroleum Corporation
                Unaudited Reconciliation of Net Cash Provided by (used in)
                   Operating Activities to "Cash Flow From Operations"


                                              Three Months Ended       Nine Months Ended
                                                  March 31,                 March 31,
                                              2003         2002          2003       2002
                                           ----------   -----------   ----------  ---------

Net cash provided by (used in)
operating activities                       $  982,000   $(2,259,000)  $5,383,000  $(546,000)

  Changes in working capital items and
  other                                     1,650,000     1,564,000      988,000     89,000

  Interest expense net of financing
  amortization                                318,000       137,000    1,007,000    530,000

  Other income                                      -        (9,000)     (21,000)   (13,000)

  Stock for services                                -       (41,000)           -    (48,000)
                                           ----------   -----------   ----------  ---------

Cash flow from operations                  $2,950,000   $  (608,000)  $7,357,000  $  12,000
                                           ==========   ===========   ==========  =========


     The above schedule is presented in order to reconcile cash flow from operations before a non-GAAP measure, to the most directly comparable GAAP measures in accordance with Section 401 (b) of the Sarbanes-Oxley Act.

     "Cash flow from operations", as used in this release, represents income from operations before depreciation and depletion expense, stock option expense, abandoned and impaired properties and gain or loss on sale of oil and gas properties. "Cash flow from operations" is not a measure of performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the U.S. for purposes of analyzing our profitability or liquidity. In addition, not all funds depicted by "cash flow from operations" are available for management's discretionary use but are subject to contractual restrictions and functional requirements to pay debt service, fund necessary capital expenditures and meet other commitments as described in more detail in the Company's Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission. "Cash flow from operations" as calculated above may not be comparable to similarly titled measures reported by other companies.